John Hancock Funds II Supplement dated January 9, 2009 to the Class 1 and Class NAV Prospectuses dated December 31, 2008

Mid Cap Value Fund

Subadviser Change

Effective January 9, 2009, the subadviser for the Mid Cap Value Fund changed from Lord, Abbett & Co. LLC to T. Rowe Price Associates, Inc. (“T. Rowe Price”). The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Fund.

Investment Policy Change

Effective January 9, 2009, the Fund’s investment polices are as follows:

Under normal market conditions, the Fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index ($302 million to $49.2 billion as of February 29, 2008) or the Russell MidCap Value Index ($463 million to $49.3 billion as of February 29, 2008). The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

     The subadviser employs a value approach in selecting investments. The subadviser’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:

  Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;
  Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;
  Sound balance sheets and other positive financial characteristics;
  Significant stock ownership by management; and
  Experienced and capable management.

     The Fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the Fund and in the indices changes over time. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.

     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

     In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.

     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.

     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.

     Except as otherwise stated under “Additional Investment Policies — Temporary Defensive Investing” the Fund normally has less than 10% of its assets in cash and cash equivalents.

The following information supplements the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “T. Rowe Price Associates, Inc.”

Fund	Portfolio Managers
Mid Cap Value Fund	David J. Wallack

David J. Wallack. Vice President; Mr. Wallack joined T. Rowe Price in 1990. Mr. Wallack has managed the Mid Cap Value Fund since January 9, 2009.

Value Fund

James Gilligan no longer serves as a Portfolio Manager to the Value Fund. All references to Mr. Gilligan are hereby removed.

Capital Appreciation Fund

The following amends and restates the investment strategy for the Capital Appreciation Fund:

Investment Strategies: Under normal market conditions, the fund invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium- to large-capitalization companies.

     The subadviser follows a highly disciplined investment selection and management process that seeks to identify companies that show superior absolute and relative earnings growth and also are attractively valued. The subadviser looks for companies that experience some or all of the following: (i) above average revenue and earnings per share growth, (ii) strong market position, (iii) improving profitability and distinctive attributes such as unique marketing ability, (iv) strong research and development and productive new product flow and (v) financial strength. Such companies generally trade at high prices relative to their current earnings. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

     Securities in which the fund invests have historically been more volatile than the S&P 500 Index. Also, companies that have an earnings growth rate higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them.Therefore, the fund is not likely to receive significant dividend income on its securities.

     In addition to common stocks, nonconvertible preferred stock and convertible securities, equity-related securities in which the fund invests include: (i) American Depositary Receipts (ADRs); (ii) warrants and rights that can be exercised to obtain stock; (iii) investments in various types of business ventures, including partnerships and joint ventures; (iv) REITs; (v) IPOs and similar securities. (Convertible securities are securities —like bonds, corporate notes and preferred stocks— that the fund can convert into the company’s common stock, cash value of common stock, or some other equity security).

     In addition to the principal strategies discussed above, the fund may also use the following investment strategies to attempt to increase the fund’s return or protect its assets if market conditions warrant:

  The fund may make short sales of a security including short sales “against the box.”
  The fund may invest up to 20% of the fund’s total asset in foreign equity securities. (For purposes of this 20% limit, ADRs and other similar receipts or shares traded in U.S. markets are not considered to be foreign securities).
  The fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government.
  The fund may invest in mortgage-related securities issued or guaranteed by U.S. governmental entities, including collateralized mortgage obligations, multi-class pass through securities and stripped mortgage backed securities.
  The fund may invest in fixed-income securities rated investment grade. These include corporate debt and other debt obligations of U.S. and foreign issuers. The fund may invest in obligations that are not rated, but that the subadviser believes are of comparable quality to these obligations.
  The fund may invest in repurchase agreements.

     The subadviser considers selling or reducing a stock position when, in the opinion of the subadviser, the stock has experienced a fundamental disappointment in earnings, it has reached an intermediate price objective and its outlook no longer seems sufficiently promising, a relatively more attractive stock emerges or the stock has experienced adverse price movement.

     The fund’s investment process may, at times, result in a higher than average portfolio turnover ratio and increased trading expenses.